Exhibit 10.1

AMENDMENT TO CREDIT AGREEMENTS

          Amendment dated as of July 28, 2003 to the 364-Day Credit Agreement dated as of March 31, 2003 (the "364-Day Credit Agreement") and the 5-Year Credit Agreement dated as of April 1, 2002 (together with the 364-Day Credit Agreement, the "Credit Agreements") among TEXTRON INC. (the "Borrower"), the BANKS party thereto (the "Banks") and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent").

W I T N E S S E T H :

           WHEREAS, the parties hereto desire to designate Textron Financial Corporation, a subsidiary of the Company, as a Subsidiary Borrower under each of the Credit Agreements;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.     Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreements has the meaning assigned to such term in the Credit Agreements. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreements shall, after this Amendment becomes effective, refer to the Credit Agreements as amended hereby.

          Section 2.     Definition of Subsidiary. The definition of "Subsidiary" in Section 1.01 of each of the Credit Agreements is hereby amended to read in its entirety as follows:

          "Subsidiary" means, in respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof; provided, however, that (except for purposes of provisions of this Agreement relating to Subsidiary Borrowers) no Finance Company or any Subsidiary of any Finance Company shall be treated as a Subsidiary of the Company.

          Section 3.     Representations of Borrower. The Company represents and warrants that (i) the representations and warranties of the Company contained in the Credit Agreements will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

          Section 4.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          Section 5.     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 6     Effectiveness. This Amendment shall become effective on the date when the Administrative Agent shall have received from each of the Company and Banks comprising the Required Banks under each of the Credit Agreements a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof (the "Amendment Effective Date").

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TEXTRON INC.
By:	/s/ Mary F. Lovejoy
Name: Mary F. Lovejoy
Title: Vice President and Treasurer

JPMorgan Chase Bank
By:	/s/ Randolph Cates
Name: Randolph Cates
Title: Vice President

Bank of America, N.A.
By:	/s/ John W. Pocalyko
Name: John W. Pocalyko
Title: Managing Director

Bank One, NA
By:	/s/ William Buhr
Name: William Buhr
Title: Vice President

Citibank, N.A.
By:	/s/ Hugo Arias
Name: Hugo Arias
Title: Vice President

Deutsche Bank AG New York Branch
By:	/s/ William McGinty
Name: William McGinty
Title: Director

By:	/s/ David G. Dickinson Jr.
Name: David G. Dickinson Jr.
Title: Vice President

Bank of Tokyo-Mitsubishi Trust Company
By:	/s/ J. W. Rhodes
Name: J. W. Rhodes
Title: Vice President

Barclays Bank PLC
By:	/s/ Douglas Bernegger
Name: Douglas Bernegger
Title: Director

Credit Suisse First Boston acting through its Cayman Islands Branch
By:	/s/ Jay Chall
Name: Jay Chall
Title: Director

By:	/s/ Barbara Wong
Name: Barbara Wong
Title: Associate

UBS AG, Cayman Islands Branch
By:	/s/ Patricia O. Kicki
Name: Patricia O. Kicki
Title: Director

By:	/s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title: Associate Director

Wachovia Bank, N.A.
By:	/s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Vice President

BMO Nesbitt Burns Financing, Inc.
By:	/s/ Brian L. Banke
Name: Brian L. Banke
Title: Managing Director

The Bank of Nova Scotia
By:	/s/ Todd S. Meller
Name: Todd S. Meller
Title: Managing Director

BNP Paribas
By:	/s/ Richard Pace
Name: Richard Pace
Title: Director

By:	/s/ Henry Gaw
Name: Henry Gaw
Title: Manager

BANK OF MONTREAL
By:	/s/ Brian L. Banke
Name: Brian L. Banke
Title: Managing Director

HSBC Bank USA
By:	/s/ Christopher M. Samms
Name: Christopher M. Samms
Title: First Vice President

Royal Bank of Canada
By:	/s/ Scott Umbs
Name: Scott Umbs
Title: Manager

Societe Generale
By:	/s/ Carol Radice
Name: Carol Radice
Title: Vice President

Suntrust Bank
By:	/s/ William Humphries
Name: William Humphries
Title: Director